BUSINESS SEGMENT INFORMATION	6 Months Ended	12 Months Ended
	Mar. 31, 2013	Sep. 30, 2012
Segment Information
BUSINESS SEGMENT INFORMATION

Note 11 — Segment Information

Business segment financial data is as follows (in millions):

	Six Months Ended		Three Months Ended
	March 31,		March 31,
	2013	2012	2013	2012
Sales:
Transportation Systems	$257.4	$257.5	$138.8	$131.7
Mission Support Services	235.6	234.4	122.2	126.9
Defense Systems	184.4	164.0	103.2	80.7
Other	0.3	0.5	0.1	0.3
Total sales	$677.7	$656.4	$364.3	$339.6

Operating income (loss):
Transportation Systems	$45.4	$41.3	$32.2	$23.4
Mission Support Services	7.8	9.1	3.6	4.6
Defense Systems	1.5	12.1	0.3	6.1
Unallocated corporate expenses and other	(1.8)	(2.2)	(1.5)	(1.6)
Total operating income	$52.9	$60.3	$34.6	$32.5

Depreciation and amortization:
Transportation Systems	$1.5	$1.7	$1.0	$0.8
Mission Support Services	6.5	6.5	3.4	3.0
Defense Systems	2.9	2.5	2.1	1.3
Other	0.7	0.6	0.4	0.4
Total depreciation and amortization	$11.6	$11.3	$6.9	$5.5

Changes in estimates on contracts for which revenue is recognized using the cost-to-cost-percentage-of-completion method increased operating profit by approximately $3.1 million and $7.1 million in the three months ended March 31, 2013 and March 31, 2012, respectively and increased operating profit by approximately $3.6 million and $7.8 million for the six months ended March 31, 2013 and March 31, 2012, respectively. These adjustments increased net income by approximately $2.5 million ($0.10 per share) and $4.9 million ($0.19 per share) in the three months ended March 31, 2013 and March 31, 2012, respectively, and increased net income by approximately $3.1 million ($0.12 per share) and $5.4 million ($0.20 per share) in the six months ended March 31, 2013 and March 31, 2012, respectively.

Certain of our transportation systems service contracts contain service level or system usage incentives, for which we recognize revenues when the incentive award is fixed or determinable. These contract incentives are generally based upon monthly service levels or monthly performance and become fixed or determinable on a monthly basis. However, one of our transportation systems service contracts contains annual system usage incentives which are based upon system usage compared to annual baseline amounts. For this contract the annual system usage incentives are not considered fixed or determinable until the end of the contract year for which the incentives are measured, which falls within the second quarter of our fiscal year. During the quarters ended March 31, 2013 and 2012 we recognized sales of $13.2 million and $12.2 million, respectively related to annual system usage incentives on this transportation contract which resulted in additional operating income of the same amounts in these respective periods.

In March 2013, our CDS business implemented a restructuring plan to reduce global employee headcount by approximately 150 in order to rebalance our resources with work levels that have declined due to recent delays in contract awards and contract funding. CDS incurred a resulting restructuring charge of $6.1 million in the second quarter of fiscal 2013. The total costs of the restructuring plan are not expected to be significantly greater than the charges incurred to date.

The following table presents a rollforward of our restructuring liability as of March 31, 2013, which is included within accrued compensation and other current liabilities within our Condensed Consolidated Balance Sheets (in millions):

Restructuring Liability
Employee Separation

Liability as of December 31, 2012	$—
Accrued costs	6.1
Cash payments	(0.5)
Liability as of March 31, 2013	$5.6

Certain restructuring costs are based upon estimates. Actual amounts paid may ultimately differ from these estimates. If additional costs are incurred or recognized amounts exceed costs, such changes in estimates will be recognized when incurred.

Note 17—Business segment information

We have three primary business segments: Cubic Transportation Systems (CTS), Cubic Defense Systems (CDS) and Mission Support Services (MSS). CTS designs, produces, installs and services electronic revenue collection systems for mass transit projects, including railways and buses. CDS performs work under U.S. and foreign government contracts relating to electronic defense systems and equipment. Products include customized military range instrumentation, laser based training systems, virtual simulation systems, communications products including datalinks, power amplifiers, avionics systems, multi-band communication tracking devices, and cross domain hardware solutions to address multi-level security requirements. MSS provides training, operations, intelligence, maintenance, technical and other services to the U.S. government and allied nations.

We evaluate performance and allocate resources based on total segment operating profit or loss. The accounting policies of the reportable segments are the same as those described in the summary of significant accounting policies. Intersegment sales and transfers are immaterial and are eliminated in consolidation.

Our reportable segments are business units that offer different products and services and are each managed separately. Operating results for each segment are reported separately to senior corporate management to make decisions as to the allocation of corporate resources and to assess performance.

Business segment financial data is as follows (in millions):

	Years ended September 30,
	2012	2011	2010	2009

		(As restated)	(As restated)	(As restated)
Sales:
Transportation Systems	$513.6	$427.1	$383.0	$314.3
Defense Systems	375.4	390.7	368.2	287.5
Mission Support Services	491.4	476.5	444.9	420.6
Other	1.1	1.3	2.1	3.5

Total sales	$1,381.5	$1,295.6	$1,198.2	$1,025.9

Operating income:
Transportation Systems	$76.3	$66.9	$51.8	56.4
Defense Systems	34.6	29.8	31.6	19.9
Mission Support Services	21.9	23.9	27.9	25.9
Unallocated corporate expenses and other	(4.8)	(7.1)	(4.7)	(6.3)

Total operating income	$128.0	$113.5	$106.6	$95.9

Assets:
Transportation Systems	$269.9	$169.8	$163.1	$173.1
Defense Systems	122.5	144.0	161.7	162.7
Mission Support Services	212.8	213.0	124.1	141.2
Corporate and other	421.1	439.7	422.6	286.6

Total assets	$1,026.3	$966.5	$871.5	$763.6

Depreciation and amortization:
Transportation Systems	$3.7	$3.6	$3.5	$2.4
Defense Systems	5.5	5.4	4.8	6.0
Mission Support Services	12.5	12.3	5.2	6.2
Corporate and other	1.2	1.0	1.0	1.0

Total depreciation and amortization	$22.9	$22.3	$14.5	$15.6

Expenditures for long-lived assets:
Transportation Systems	$2.7	$2.2	$1.8	$1.2
Defense Systems	8.9	5.5	4.4	3.3
Mission Support Services	1.1	0.3	0.3	—
Corporate and other	1.5	0.7	0.4	0.8

Total expenditures for long-lived assets	$14.2	$8.7	$6.9	$5.3

	Years ended September 30,
	2012	2011	2010	2009

		(As restated)	(As restated)	(As restated)
Geographic Information:
Sales(a):
United States	$729.5	$754.0	$790.9	$654.6
United Kingdom	273.1	244.0	200.3	196.9
Canada	54.9	27.5	9.4	18.7
Australia	182.5	101.1	56.3	41.3
Middle East	30.8	35.4	27.9	19.2
Far East	56.4	82.7	85.5	63.9
Other	47.1	50.9	27.9	31.3

Total sales	$1,381.5	$1,295.6	$1,198.2	$1,025.9
Long-lived assets, net:
United States	$42.4	$40.5	$41.3	$43.7
United Kingdom	9.5	9.1	9.5	10.2
Other foreign countries	6.1	2.9	2.2	2.0

Total long-lived assets, net	$58.0	$52.5	$53.0	$55.9

(a)   Sales are attributed to countries or regions based on the location of product or service delivery to customers.

MSS and CDS segment sales include $685.5 million, $728.2 million, $679.4 million and $608.4 million in 2012, 2011, 2010 and 2009, respectively, of sales to U.S. government agencies. CTS segment sales include $178.7 million, $170.2 million, $144.2 million and $115.2 million in 2012, 2011, 2010 and 2009, respectively, of sales under various contracts with our customer, TfL. No other customer accounts for 10% or more of our revenues for any periods presented.